PLAINSBORO CHINA FUND

a series of

Plainsboro Funds

4 Windmill Court

Plainsboro, New Jersey 08536

Supplement dated June 11, 2014 to the Fund’s Prospectus and Statement of Additional Information, each dated October 7, 2011

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Effective immediately, the purchase of shares of the Plainsboro China Fund (the “Fund”) is suspended. This Fund will be liquidated on June 12, 2014.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy shares of the Fund from any new investors or existing shareholders.

After June 12, 2014 and prior to June 20, 2014, you may redeem your investment in the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR SHARES OF THE FUND PRIOR TO June 20, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-440-922-0066 Ext. 110.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 7, 2011, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-440-922-0066 Ext. 110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE